Exhibit 99.1

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[GRAPHIC]

[LOGO]

December 8, 2005

Annual New York Investor Forum

[LOGO]

Introductions & Opening Comments

Denny Oklak

Chairman & Chief Executive Officer

Agenda

9:00am - 9:30am	Introduction and Opening Comments
Denny Oklak

9:30am - 10:30am	Property Type and Development Panel
Bob Chapman, Chris Seger, Steve Kennedy

10:30am - 10:45am	Break

10:45am - 12:00pm	Markets Panel
Jim Connor, Bob Fessler, Don Hunter

12:00pm - 12:30pm	Summary and Questions and Answers

12:30pm - 2:00pm	Lunch/Speaker
Glenn Hubbard - Dean, Columbia Graduate School of Business and Duke Board Member

2005 Goals and Accomplishments
2006 Objectives

2005 Goals and Accomplishments

•                  Complete Flex Portfolio Sale

•                  Double Development Pipeline

•                  Geographic Expansion

•                  Actively Manage Balance Sheet

Flex Portfolio Sale

Flex Portfolio Sale

[GRAPHIC]	[GRAPHIC]
[GRAPHIC]
[GRAPHIC]	[GRAPHIC]

•                  More than 14 million square feet of service center and light industrial assets

•                  Total of 212 buildings

•                  Average age of 15 years

•                  Average office build-out of 52 percent

•                  Average office build-out of 74 percent for flex property

•                  Average occupancy of 85 percent

•                  Proceeds of approximately $1 billion

•                  Special dividend of $1.05 per share payable December 15th

Pre/Post Sale Portfolio Analysis

	Flex	Remaining In-Service Portfolio September 30, 2005
	Portfolio	Industrial	Office	Total

Total Square Feet	14,100	67,500	29,300	96,800

Number of Buildings	212	403	255	658

Average Building Age	14.6	9.7	11.5	10.3

Average Building Size	67,000	167,000	115,000	147,000

Average Tenant Size	13,800	48,600	12,000	25,600

Number of Tenants	868	1,278	2,164	3,442

Rollover Average Term (years)	3.9	4.8	4.9	4.8

Capex per Foot	$1.46	$0.38	$2.40	$0.99

Occupancy %	84.7%	92.0%	88.5%	91.0%

Flex Portfolio
Use of Proceeds

Total Net Proceeds	$955,500

Use of Proceeds:
Pay-off unsecured line of credit	$(397,595)
Pay-off term loan	(400,000)
Special dividend	(157,905)
$(955,500)

Note:

Effect on FFO anticipated to be $.07 dilutive for 4Q 2005

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Double Development Pipeline

Development Starts

[CHART]

(1)          Projected

Geographic Expansion

Duke							[GRAPHIC]		[GRAPHIC]	[GRAPHIC]
Timeline							[GRAPHIC]		[GRAPHIC]	[GRAPHIC]
						[GRAPHIC]	[GRAPHIC]
						[GRAPHIC]	[GRAPHIC]			Announced
[GRAPHIC]
[GRAPHIC]
				[GRAPHIC]		[LOGO]
			[GRAPHIC]					[LOGO]
		[GRAPHIC]		Duke Realty
	[GRAPHIC]			Investments
[GRAPHIC]				goes Public

1972	1977	1985	1989	1993	1995	1997	1999	2001	2004	2005

Geographic Expansion

•                  Dallas Office

•                  Development opportunities

•                  South Florida

•                  Employment and Population Growth

•                  Houston

•                  Port of Houston and land available

•                  Phoenix

•                  Available land and large bulk market

Balance Sheet Management

Stock Repurchases
Through November 30, 2005

(In thousands)
Cost of Share Repurchases	$253,410
Total Shares Repurchased	8,008
Cost per Share of Repurchases	$31.64

Total Anticipated Repurchase	$500,000

Reasons to Repurchase

•                  Debt capacity in excess of share repurchase of $1.0 to $1.2 billion

•                  Do not anticipate needing common equity for eighteen to twenty-four months

•                  Project unlevered cash IRR on repurchases of 12% to 17% based on average growth in FFO per share and dividends of 5% to 10% over the next five years

Balance Sheet Strategy

	Today	Target
Debt to Market Capitalization	27.40%	35-40%

Fixed Charge Coverage	2.7	2.2x to 2.4x

Capital Structure
Common Equity	64%	50%
Preferred Equity	9%	10%
Debt	27%	40%
	100%	100%

2006 Objectives

2006 Objectives

•                  Continue to Expand Development Pipeline

•                  Goal of $800 million new starts

•                  Expand Joint Venture and Fund Business

•                  General Plan

•                  Office Acquisitions

•                  Held-for-Sale Development – industrial, office, medical office

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2006 Objectives

•                  Expand New Market Opportunities

•                  Acquire prime bulk land positions

•                  Commence bulk development

•                  Complete acquisition of over 5 million square feet in Savannah

•                  Actively Manage Balance Sheet

•                  Continue share repurchase program up to $500 million

•                  Increase leverage

Property Type and Development Panel

Bob Chapman	Senior Executive Vice President, Real Estate Operations

Chris Seger	Executive Vice President, National Development

Steve Kennedy	Executive Vice President, Construction

Property Types

•                  Advantages/Disadvantages

•                  Trends in Industrial and Office

•                  2005 Development Analysis

•                  Land Analysis

•                  2005 Highlights

Advantages/Disadvantages

Product Type	Advantages	Disadvantages
Bulk Warehouse	Stable occupancy	High competition
	Low capital expenditure	Slowly rising rents
	Lower land costs	Ease of re-location

Suburban Office	Build-to-suit opportunities	Lagging occupancy
	Higher development yields	High capital expenditures
	Potential future rent growth	Obsolescence

Medical Office	Stable tenant base	Higher basis per square foot
	High future demand potential	Sharing of ownership
	Less competition	Land leases

Retail	High demand for tenants	Over saturation of markets
High demand from buyers
Solid development yields

Trends in Industrial and Office Development

Product Type	Trend
Industrial	3PL’s controlling more of distribution pipeline and warehouse leasing

Industrial	Too much money in pipeline – overbuilding of speculative bulk (inventory for investors)

Industrial	Competition in the light distribution (Type II) sector not as intense as in bulk

Industrial

Continued consolidation of bulk business by several National / Regional developers – big land positions too expensive for locals. Also, National/Regional developers increasing their land positions in each market

Industrial	Unclear overall impact of new intermodal facilities on logistics patterns

Trends in Industrial and Office Development

Product Type	Trend

Office	Office Development dominated by local players

Office	Major trend toward mixed use (Office, Retail, Residential)

Office & Industrial	Commoditization of Business – Tougher to differentiate, every deal highly competitive

Office & Industrial	Tougher to design/build today – Brokers drive deals towards auctions

Office & Industrial	More Investors / Owners now developing (either directly or through local affiliates) to expand their portfolios

Office & Industrial	State and Local incentive packages are becoming more critical in build-to-suit deals

2005 Projected Development Starts

By Property Type

[CHART]

2005 Projected Development Starts

By Market

[CHART]

Land Summary - Industrial

(In thousands, except acres)

	Acres	Book Basis	Value in Excess of Book Basis	Value per Acre	Developable Square Feet

Southern Region
Atlanta	748	$36,400	$6,700	$60	10,300
Dallas	223	17,000	1,100	80	4,300
Central Florida	100	13,400	20	130	1,800
Raleigh	18	1,700	700	130	300

Midwest Region
Chicago	101	16,800	1,600	180	1,900
Minneapolis	16	1,900	700	170	300
Nashville	78	11,000	1,700	160	1,000
St. Louis	62	6,200	4,400	170	800

Central Region
Cincinnati	161	9,500	300	60	2,800
Cleveland	266	13,700	7,800	80	3,700
Columbus	140	9,200	2,400	80	2,700
Indianapolis	291	11,400	6,300	60	5,300
	2,204	$148,200	$33,700		35,200

Land Summary - Office

(In thousands, except acres)

	Acres	Book Basis	Value in Excess of Book Basis	Value per Acre	Developable Square Feet

Southern Region
Atlanta	168	$30,600	$5,500	$200	2,300
Dallas	56	16,500	260	300	900
Central Florida	85	17,000	2,300	200	1,300
South Florida	13	3,000	2,300	390	200
Raleigh	144	18,300	7,700	180	1,700

Midwest Region
Chicago	36	10,700	2,100	350	800
Minneapolis	14	17,800	290	1,310	800
Nashville	29	6,400	1,600	280	400
St. Louis	52	16,400	4,500	400	900

Central Region
Cincinnati	60	12,400	10	210	1,000
Cleveland	61	11,900	4,600	270	900
Columbus	116	19,800	3,200	200	1,800
Indianapolis	63	21,300	7,700	460	1,300
	897	$202,000	$42,100		14,300

Other
Anson	274	60,500	6,500	240	2,800
Retail	77	38,200	12,200	650	800

Total Office and Industrial	3,452	$450,000	$94,500		53,100

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Historical Land Usage Analysis

[CHART]

Based on average use of $80 million per year, our land inventory would be approximately 5.4 years as of September 30, 2005

2005 Highlights

[GRAPHIC]

Bank One
Dallas, TX

[GRAPHIC]

Hartsfield
Atlanta, GA

[GRAPHIC]

Scholastic
Cincinnati, OH

[GRAPHIC]

Centre Pointe IV
Cincinnati, OH

[GRAPHIC]

Lenovo
Raleigh, NC

[GRAPHIC]

T-Mobile
Dallas, TX

National Development

•                  National Build-to-Suit

•                  Healthcare Joint Venture

•                  Retail

•                  Anson

National Development Group

LAST YEAR		TODAY

Staff:	5	55

Projects:	$0	$225 million
		$300 million pipeline

Product Focus:

		Office
		Industrial
		Healthcare
		Retail

[GRAPHIC]

Build-to-Suit Overview

•                  Leveraging our history as a contractor

•                  Leveraging our development expertise

•                  Leveraging relationships

Build-to-Suit Performance

2005 Starts:	$125 million

2006 Plan:	$70 million

Pre-tax Gross Margins:	15% - 20%

Current Build to Suit Projects

[GRAPHIC]

Tire Rack
Savannah, GA

[GRAPHIC]

Renaissance
Lafayette, IN

[GRAPHIC]

HealthNow
Buffalo, NY

Healthcare Overview

•                  Building obsolescence

•                  Consumer demand

•                 83 million baby boomers

•                  Technology

Trends in Healthcare Property Types

•                  Outpatient Medical Facilities

•      MOB

•      MOB/ASC

•                  Hospital

•      “Traditional” hospital

•      Replacement hospitals

•      Long-term acute care facilities — LTAC

•      Rehabilitation facilities - Rehab

•                  Skilled nursing facilities — Nursing homes

•                  Senior housing

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Trends in Healthcare Property Types

•                  Outpatient Medical Facilities

• MOB

• MOB/ASC

•                  Hospital

• “Traditional” hospital

• Replacement hospitals

• Long-term acute care facilities – LTAC

• Rehabilitation facilities - Rehab

•                  Skilled nursing facilities – Nursing homes

•                  Senior housing

Healthcare Performance

2005 Starts:	$100 million

2006 Plan:	$160 million

Pre-tax Gross Margins:	20% - 30%

Current Healthcare Projects

St. Vincent’s Indianapolis

[GRAPHIC]

Adena Columbus, OH

[GRAPHIC]

Overlook Summit, NJ

[GRAPHIC]

Edwards Chicago, IL

[GRAPHIC]

St. Mary’s Evansville, IN

[GRAPHIC]

Mercy Cincinnati, OH

[GRAPHIC]

Kindred Indianapolis, IN

[GRAPHIC]

Centerre, St. John St. Louis, MO

[GRAPHIC]

Retail Overview

•                  Retail business remains strong in U.S.

•                  Fits our model

• Site selection

• Development

•                  Strong returns 30% – 40%

Joint Venture - Lifestyle Centers

•                  Lifestyle Centers

•      Target affluent areas

•      Upscale specialty retail without the major mall anchors

•      Construction and operating expenses much less expensive vs. enclosed mall

•      50% growth rate expected during next 5 years

•                  Anderson’s expertise – 8 projects totaling $500 million

•                  Duke constructed 3 projects totaling $120 million with Anderson

•                  Joint venture currently includes four lifestyle centers

Current Retail Projects (Wholly-owned)

[GRAPHIC]

West Carmel Market Place –

Indianapolis, IN

Estimated Stabilization Date: Fall 2006

Crossroads Market Place –

Titusville, FL

Estimated Stabilization Date: Summer 2007

[GRAPHIC]

Current Retail Projects (Joint Ventures)

[GRAPHIC]

Pembroke Pines Lifestyle Center

– Ft. Lauderdale, FL

Estimated Stabilization Date: Fall 2007

Shops at Montage Lifestyle

Center – Scranton, PA

Estimated Stabilization Date: Fall 2006

[GRAPHIC]

National Group Tomorrow

•                  Continue to leverage on our core strength as developer

•                  Regional structure

•                  $650 million annual development pipeline 2010 (25% pre-tax margin)

• $300 million Healthcare

• $175 million Build to Suit

• $175 million Retail

Anson

•                  Utilization of our proven performance in multiple segments

•                  1,700 acres - Indianapolis

•                  Series of 10-year options

•                  14 million square feet industrial, office, healthcare and retail development

•                  2,000 residences

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Anson Developable Acreage

	Net	Developable
	Acres	Square Feet

Industrial	460	8.4	Million

Office	170	1.9	Million

Retail	195	1.4	Million

Multi-Family Residential	111	1,300	Units

Single-Family Residential	160	680	Lots

Total	1,130

Anson - Overview

[GRAPHIC]

Single Family Land Sale Profit

Average net proceeds per lot	$67,000

Average pre-tax margin per lot	25%

Total lots	680

Total pre-tax profit	$11.4	million

Timing of Profit
2006	$1.3	million
2007	2.1
2008	4.0
2009	3.0
2010	1.0

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Construction

•                  Construction Model – Human Resources Perspective

•                  Recent Constructions Trends

[LOGO]

DESIGN BUILD

GENERAL CONTRACTING

CONSTRUCTION MANAGEMENT

Construction Model – People / Positions

•                  Proactive management of development execution

•                  Designed to impact developed product & outcome

•                  Combine design, engineering, development & construction expertise

•                  Collaboration w/ real estate & asset management professionals

•                  Professional positions align with development timeline

•                  Duke’s competitive advantage

Professional Level Positions

•                  Development Services

•                  Land

•                  Site Planning

•                  Pre-Construction Services

•                  Sales

•                  Value Add

•                  Schematic Design

•                  Project Management

•                  Design/Construction Coordination

•                  Contract & Risk Management

•                  Project Superintendents

•                  On-Site Management

•                  Delivery

•                  Quality

•                  Client Satisfaction

Development Timeline

Construction Position Focus

Development
Services
Pre-Construction
Services
Project
Management
On-Site
Management

Development Timeline

Land	Masterplanning	Building	Construction
Acquisition	& Entitlement	Design	Documents	Construction	Occupancy

Construction Cost Increases

•                  Building Components – Most Significant Cost Increases

•                  Steel

•                  Roofing Systems

•                  Concrete

•                  Suburban Office and Bulk Industrial: 15% - 20% over past 2 years

•                  Active management of proposal/pre-construction process

Office Design Trends

•                  Larger Rectangular Floor Plates:  30,000 – 40,000 square feet

•                  Lease Depths:  40 – 45 feet

•                  Multi-Tenant Building Depths: 110 – 120 feet

•                  9 Foot Minimum Ceiling Heights, Higher level of Core Finishes

•                  Amenities: On-Site -Food Service & Fitness Facilities

[GRAPHIC]

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Office Design Trends

T-Mobile

Dallas, TX

[GRAPHIC]

•                  Value Office

•                  Under-Floor Heating / Air Conditioning

•                  “Green” Buildings – LEED

[GRAPHIC]

Industrial Design Trends

[GRAPHIC]

•                  Cross Dock Building Depths exceeding 500 feet

•                  On-site Trailer Storage

•                  Clear Heights: 30 –36 feet

•                  Dock Depths: 130 feet minimum

•                  Lighting

[GRAPHIC]

Questions and Answers

15 Minute Break

Markets Panel

Jim Connor	Executive Vice President, Midwest Region

Bob Fessler	Executive Vice President, Southern Region

Don Hunter	Executive Vice President, Central Region

PPR 54 Top Markets

[GRAPHIC]

Market Analysis

•                  Industrial Variables

•                  Forecast Demand Growth (05-14)

•                  Forecast T&W Employment Growth (05-14)

•                  Forecast Average Annual Absorption (05-14)

•                  Regulation Rank

•                  Population Within 1,000 Miles

•                  Average Forecast Total Return

•                  Vacancy Current vs. Historical Average

•                  Historic Demand Growth Volatility

•                  Office Variables

•                  Forecast Office Employment Growth (05-14)

•                  Forecast Demand Rate (05-14)

•                  Forecast Average Annual Absorption (05-14)

•                  Regulation Rank

•                  Forecast Minimum Vacancy vs. Current

•                  Average Forecast Total Return

•                  Vacancy Current vs. Historical Average

•                  Historical Office Employment Growth Volatility

Source:  Property Portfolio Research

PPR TOP 54 - U.S. Industrial Markets

Metro Name	Rank
Inland Empire	1
Dallas – Fort Worth*	2
Atlanta*	3
Chicago*	4
Indianapolis*	5
Los Angeles	6
Memphis	7
Las Vegas	8
Phoenix**	9
Nashville*	10
Fort Lauderdale*	11
Jacksonville	12
Houston**	13
St. Louis*	14
Northern New Jersey	15
Salt Lake City	16
Orlando*	17
Norfolk	18
Charlotte	19
Denver	20
Kansas City	21
Miami*	22
Columbus*	23
Cincinnati*	24
San Antonio	25
Austin	26
Portland	27
Philadelphia	28
Oklahoma City	29
Washington-NoVA-MD	30
Palm Beach County	31
Tampa*	32
Milwaukee	33
Baltimore	34
Seattle	35
Richmond	36
East Bay	37
Minneapolis*	38
San Diego	39
Detroit	40
Sacramento	41
Long Island	42
Pittsburgh	43
Orange County	44
New York	45
Cleveland*	46
Raleigh*	47
New Orleans	48
Hartford	49
Boston	50
Stamford	51
San Francisco	52
Honolulu	53
San Jose	54

*                      Existing Duke Markets

**               Expansion Markets

PPR TOP 54 - U.S. Office Markets

Metro Name	Rank
Atlanta*	1
Washington-NoVA-MD	2
Raleigh*	3
Phoenix**	4
Dallas-Fort Worth*	5
Seattle	6
Fort Lauderdale*	7
Las Vegas	8
Denver	9
San Diego	10
Los Angeles	11
Inland Empire	12
Orlando*	13
Orange County	14
Sacramento	15
San Antonio	16
Salt Lake City	17
Miami*	18
Palm Beach County	19
Indianapolis*	20
New York	21
Tampa*	22
Houston**	23
Baltimore	24
Charlotte	25
Richmond	26
Norfolk	27
Portland	28
Norfolk	27
Portland	28
Austin	29
East Bay	30
Northern New Jersey	31
St. Louis*	32
San Francisco	33
Honolulu	34
Minneapolis*	35
Chicago*	36
San Jose	37
Kansas City	38
Jacksonville	39
Boston	40
Memphis	41
Nashville*	42
Philadelphia	43
Oklahoma City	44
New Orleans	45
Cincinnati*	46
Columbus*	47
Long Island	48
Milwaukee	49
Pittsburgh	50
Hartford	51
Cleveland*	52
Detroit	53
Stamford	54

*                      Existing Duke Markets

**               Expansion Markets

MIDWEST REGION

Creekside Crossing I–Nashville, TN

[GRAPHIC]

O’hare International Center–Chicago, IL

[GRAPHIC]

Norman Pointe–Minneapolis, MN

[GRAPHIC]

Shaughnessy–St. Louis, MO

[GRAPHIC]

Northlake I–Chicago, IL

[GRAPHIC]

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Midwest Region

	Square Feet	Current
	(‘000s)	Occupancy %
CHICAGO
Bulk Industrial
Market	304,200	90%
Duke	5,300	90%

Suburban Office
Market	319,100	81%
Duke	3,400	83%

MINNEAPOLIS
Bulk Industrial
Market	72,000	87%
Duke	3,100	95%

Suburban Office
Market	122,900	81%
Duke	1,000	83%

NASHVILLE
Bulk Industrial
Market	61,500	90%
Duke	1,800	88%

Suburban Office
Market	49,200	85%
Duke	800	94%

ST. LOUIS
Bulk Industrial
Market	132,300	91%
Duke	2,700	92%

Suburban Office
Market	77,400	84%
Duke	3,600	87%

Source:  Property Portfolio Research Fundamentals Q305

SOUTHERN REGION

Walnut Creek, Harris Wholesale–Raleigh, NC

[GRAPHIC]

Freeport X, The Container Store–Dallas, TX

[GRAPHIC]

Preston Ridge IV–Atlanta, GA

[GRAPHIC]

Northpoint III, Florida Power–Oriando, FL

[GRAPHIC]

Camp Creek, Clorox–Atlanta, GA

[GRAPHIC]

Weston Pointe I–Weston, Fl

[GRAPHIC]

Southern Region

	Square Feet	Current
	(‘000s)	Occupancy %
ATLANTA
Bulk Industrial
Market	309,400	85%
Duke	6,500	90%

Suburban Office
Market	190,600	78%
Duke	3,300	88%

DALLAS
Bulk Industrial
Market	281,400	90%
Duke	6,700	95%

Suburban Office
Market	257,400	77%
Duke	150	100%

RALEIGH
Bulk Industrial
Market	28,900	81%
Duke	1,500	96%

Suburban Office
Market	57,100	83%
Duke	2,100	96%

ORLANDO
Bulk Industrial
Market	56,600	89%
Duke	1,400	100%

Suburban Office
Market	64,200	84%
Duke	900	88%

TAMPA
Bulk Industrial
Market	85,900	93%
Duke	900	100%

Suburban Office
Market	79,000	82%
Duke	400	99%

Source:  Property Portfolio Research Fundamentals Q305

CENTRAL REGION

Groveport 354–Columbus, OH

[GRAPHIC]

Park Center Plaza–Cleveland, OH

[GRAPHIC]

Pfeiffer Place–Cincinnati, OH

[GRAPHIC]

Lebanon 9–Indianapolis, IN

[GRAPHIC]

Plainfield 5–Indianapolis, IN

[GRAPHIC]

Centre Pointe I–Cincinnati, OH

[GRAPHIC]

Central Region

	Square Feet	Current
	(‘000s)	Occupancy %
CINCINNATI
Bulk Industrial
Market	81,600	92%
Duke	7,800	97%

Suburban Office
Market	59,500	83%
Duke	4,400	89%

CLEVELAND
Bulk Industrial
Market	88,000	90%
Duke	1,900	90%

Suburban Office
Market	66,600	80%
Duke	2,200	81%

COLUMBUS
Bulk Industrial
Market	93,100	89%
Duke	2,900	98%

Suburban Office
Market	80,500	79%
Duke	3,400	91%

INDIANAPOLIS
Bulk Industrial
Market	108,800	91%
Duke	16,600	95%

Suburban Office
Market	60,500	81%
Duke	3,000	92%

Source:  Property Portfolio Research Fundamentals Q305

Cleveland Operations

Flex portfolio sale	2.0	million square feet

Remaining industrial portfolio
Square feet	1.8	million
Occupancy	90%

Remaining office portfolio
Square feet	2.2	million
Occupancy	81%

Remaining land
Industrial	266	acres
Office	61	acres

Wind down over the next 24 to 36 months

New Markets

•                  South Florida

•                  Savannah

•                  Houston

•                  Phoenix

South Florida

Current square footage
Office	678,000
Industrial	—

Recent land purchase
Pembroke Pines
Retail	40	acres
Office	60	acres

Coral Springs
Industrial	35	acres

Recent completions
Beacon Pointe at Weston IV	96,000	square feet

South Florida

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•                  OFFICE

1                  Sawgrass Pointe; Sunrise, FL

2                  Weston Pointe; Weston, FL

3                  Pembroke Pines; Pembroke, FL

4                  Coral Springs; Coral Springs, FL

Pembroke

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Coral Springs Site Plan

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MASTER PLAN

SCALE 1” =60’-0”

North		CORAL SPRINGS CORP. PARK
[GRAPHIC]	[GRAPHIC]	BROWARD COUNTY, FLORIDA	[LOGO]	[LOGO]
18 OCTOBER 2005

Savannah

Top Nine US Ports

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ANNUAL TEUs by Port (Millions)

LA/Long Beach	11.80
New Jersey/New York	4.10
Tacoma	3.20
Oakland	1.90
Charleston	1.70
Norfolk	1.60
SAVANNAH	1.50
Houston	1.20
Miami	1.00

TEU= 20 ft equivalent unit, a standard measure of a container.

Port of Savannah Statistics

•                  Fastest growing U.S. Port since 1994- up 174% in volume.

•                  Ranked 5th among U.S. container ports in Asian imports.

•                  200-acre terminal complex with expansion capacity for over 4.35 million TEUs by 2010.

•                  Intermodal rail connections for both CSX and Norfolk Southern.

•                  Expansion projects include the addition of an 8th container berth (2006), two new post-panamax cranes (2006) and deepening the channel from 42’ to 48’ (2010).

Port of Savannah Container Tonnage History

[CHART]

Port of Savannah Container Throughput History

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Savannah Portfolio Acquisition

•                  NorthPoint Portfolio (under contract with Duke)

•                  5.14 million square feet - 100% occupied

•                  Post-acquisition, Duke will control approximately 27% of the industrial market

•                  $193 million gross purchase price (includes the assumption of $101 million of debt)

•                  Year 1 return of 8.7%

•                  Right of First Offer and Right of First Refusal on up to 5 million square feet of additional development at discount pricing

•                  The properties near the Port of Savannah will complement Duke’s industrial portfolio in Atlanta and Florida

•                  Duke will offer customers warehousing/distribution solutions immediately after container ships are unloaded

Houston

•                  Population = 5.3 million

•                  Historical Annual Job Growth (2000-2004) = 1.3%

•                  Projected Annual Job Growth (2005-2010) = 1.8%

•                  Bulk Industrial Market = 188 million square feet

•                  2005 YTD Net Absorption = 7.4 million square feet

•                  Suburban Office Market = 209 million square feet

•                  2005 YTD Net Absorption = 2.8 million square feet

Source:  Property Portfolio Research Q305

•                  Low Business Costs

•                  Near-average living costs

•                  Large Population

•                  Strong growth prospects

•                  Port of Houston

•                  Set a record 200 million tons in 2004 (up 4.8% from 2003)

•                  Pro-Development Attitude

Phoenix

•                  Population = 3.8 million

•                  Historical Annual Job Growth (2000-2004) = 2.5%

•                  Projected Annual Job Growth (2005-2010) = 2.6%

•                  Bulk Industrial Market = 103 million square feet

•                  2005 YTD Net Absorption = 2.8 million square feet

•                  Suburban Office Market = 117 million square feet

•                  2005 YTD Net Absorption = 3.0 million square feet

Source:  Property Portfolio Research Q305

•                  Diverse employment base

•                  Defense, financial services and technology

•                  Low business costs

•                  Office and industrial vacancies declining since 2003

•                  Intermodal opportunities

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Questions and Answers

2007 and Beyond

2007 and Beyond

•                  Continue to Increase the Development Pipeline

•                  Goal is to exceed $1 Billion annually in new development starts by 2010

•                  Continue Geographic Expansion

•                  Measured pace

•                  Property Type Focus

•                  Wholly-own bulk industrial

•                  Joint venture office

•                  Sell or joint venture medical office and retail

•                  Acquisitions

•                  We will continue to be a cautious acquirer

•                  Greater use of joint ventures for strategic acquisitions

•                  We will pursue acquisition targets for business combinations if we believe the quality of the portfolio and pricing is accretive long-term

•                  Balance Sheet

•                  Increase leverage moderately

•                  Maintain current ratings of Baa1 and BBB+

•                  Focus on FFO Growth and Return on Shareholders Equity

•                  New development

•                  Fund and joint venture fee business

•                  Geographic expansion

•                  Redeploying proceeds into higher growth markets

Summary

•                  2005 a very strong and successful year

•                  Back on the growth track in 2006

•                  2007 and Beyond – A focused strategy for long-term growth

Questions and Answers

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December 8, 2005

Thank you for joining us today

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`

[LOGO]

December 8, 2005

Annual New York Investor Forum
Appendix

2005 Range of Estimates In thousands	[LOGO]

			2005
	Pessimistic	Optimistic	Projected
Average Occupancy (Total in-service)	88.0%	91.0%	88.0%
Same Store Growth	-0.5%	1.5%	-1.5%
Lease Buy-outs	$5,000	$10,000	$7,700
Projected Starts
Held for rental development	250,000	325,000	425,000
Held for sale development	150,000	225,000	255,000
Third-party construction	275,000	350,000	245,000
Construction Volume
Held for rental construction	100,000	150,000
Held for sale construction	25,000	50,000
Third-party construction	300,000	375,000

Third-party construction fees	32,000	38,000	22,600
Tenant finish construction	130,000	150,000	160,000
Gain on properties held for sale (Gross)	12,000	20,000	29,000
Gain on land sales	5,000	10,000	15,000
General and Administrative expenses	29,000	23,000	25,000
Acquisitions	200,000	350,000	350,000
Disposition proceeds
Held for rental	150,000	250,000	1,155,000
Held for sale	75,000	110,000	114,000

FFO per share	$2.43	$2.55

FFO per share, net of flex sale / impairment			$2.37 - $2.39

FAD Payout Ratio	110%	120%	114%

2006 Range of Estimates In thousands

	Pessimistic	Optimistic

Average Occupancy (12/05 in-service)	90.0%	93.0%
Average Occupancy (Total in-service)	88.0%	91.0%

Same Store Growth	1.0%	3.0%
Lease Buy-outs	$5,000	$10,000
Projected Starts
Held for rental development	450,000	525,000
Held for sale development	350,000	425,000
Third-party construction	150,000	225,000
Construction Volume
Held for rental construction
Held for sale construction
Third-party construction

Third-party construction fees	23,000	30,000
Tenant finish construction	150,000	180,000
Gain on properties held for sale (Gross)	24,000	32,000
Gain on land sales	7,000	12,000
General and Administrative expenses	32,000	26,000

Acquisitons
Wholly owned	150,000	300,000

Disposition proceeds
Held for rental	50,000	200,000
Held for sale	110,000	150,000

FFO per share	$2.32	$2.45

FAD Payout Ratio	105%	95%

2006 Guidance Detail

FFO and FAD Guidance

•                  FFO per share for 2006 is expected to be between $2.32 and $2.45.  Included in this guidance is an approximate $0.02 per share non-cash charge related to the write-off of issuance costs in connection with the expected redemption of the Company’s Series I Preferred Stock.  No asset impairment charges in connection with property sales are included.

•                  Anticipate FAD payout ratio of 95% - 105% as we continue to increase office occupancies while overall capital expenditures and free rent concessions begin to mitigate.

Property Operations

•                  In-service occupancy on a lease commencement basis to average 90% - 93% for the year

•                  Same-store net operating income growth, excluding termination fees of 1% - 3%.

•                  Lease termination fees of $5 - $10 million

•                  Tenant renewal rate of 65% - 75%

Value Creation Development Status

Continued increase in development activity as follows:

•                  Held-for-rental starts of $450 - $525 million at average stabilized yields of 9.25% - 9.75%

•                  Held-for-sale starts of $350 - $425 million at stabilized yields of 9.00% - 9.50%

•                  Third-party construction starts of $150 - $225 million at a 9.75% - 10.25% fee

We expect a Company record of over $1.0 billion in total value creation development starts in 2006 primarily coming from each of our existing regions, with $20 - $40 million being added in new cities.  In addition, included in our guidance is over $400 million in National Development Division starts, more than two times 2005 activity.

Gains on Property Sales

•                  Expect before tax gains on held-for-sale development projects to be $24 - $32 million, primarily from identified projects currently in the pipeline.  The majority of these gains are projected in the fourth quarter of 2006.

•                  Land sale gains are projected to be $7 - $12 million

Service Operations

Net profit for 2006 is expected to be similar to 2005.  Third-party construction fees will be less than 2005 as we allocate construction resources more to new development.  This reduction will be offset by an expected $5 - $10 million of new fees from fund management activity.

Acquisitions and Dispositions

•                  Guidance includes $150 - $300 million of wholly-owned property acquisitions at 7.50% - 8.00% stabilized cap rates

•                  Disposition activity as part of the Company’s capital recycling program will be much less than 2005 at $100 - $200 million

General and Administrative Expense

•                  Anticipated to be $26 - $32 million as we expand into new markets and increase fund management activity

•                  Quarterly FFO per share trends are anticipated to be in line with prior years.  The quarter is affected by seasonal operating expenses, construction activity and leasing resulting in the lowest quarterly FFO per share for the year.  The first quarter is also expected to be over 10% less than the first quarter of 2005 as a result of the temporary dilution from the flex sale.

Organizational Chart

Matt Cohoat EVP and CFO 317.808.6065 matt.cohoat@dukerealty.com

Shona Bedwell AVP, Investor Relations 317.808.6169 shona.bedwell@dukerealty.com	Randy Henry AVP, Investor Relations 317.808.6060 randy.henry@dukerealty.com

Barbara Summers Senior Executive Assistant 317.808.6032 barb.summers@dukerealty.com	Responsibilities: Financial Reporting Analyst Model

Responsibilities: Overall Coordination Investor Communication Investor Reporting & Strategy Stock Analysis Retail Shareholders